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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  MAY 25, 2000
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)




      MICHIGAN                        0-20845                 38-3196031
(State or Other Jurisdiction        (Commission             (IRS Employer
   of Incorporation)                 File Number)         Identification Number)





                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49734
          (Address of Principal Executive Offices, including Zip Code)




                                 (517) 731-0401
              (Registrant's Telephone Number, including Area Code)





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ITEM 5            OTHER EVENTS

         On May 25, 2000, the Board of Directors extended the expiration date of the Company's Class A Warrants from June 13, 2000 to December 13, 2001. For further information, please refer to the press release attached hereto as
Exhibit 99.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (c)      Exhibits.

                  99       Press release dated May 25, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 26, 2000.


                                             BIG BUCK BREWERY & STEAKHOUSE, INC.

                                             By: /s/ Anthony P. Dombrowski
                                                --------------------------------
                                                     Anthony P. Dombrowski
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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99                Press release dated May 25, 2000.


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